                                                                    EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 28, 1998 included in Illinois Tool Works Inc. Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                   /s/ Arthur Andersen LLP
                                   -----------------------


Chicago, Illinois
January 15, 1999